Exhibit 10.1

AMENDMENT TO ASSIGNMENT AND CONTRIBUTION AGREEMENT

This AMENDMENT TO ASSIGNMENT AND CONTRIBUTION AGREEMENT ("Amended Agreement") is made as of December 15, 2009, by and among Force Fuels, Inc., a Nevada corporation (the "Company"), and Lawrence Weisdorn, an individual (“Lawrence”); and Ice Conversions, Inc., a California corporation (“ICE") (collectively the "Parties").

RECITALS

A.           The Parties entered into an Assignment and Contribution Agreement on the 31st day of July, 2008 ("Assignment Agreement").

B.           The Parties wish to amend the Assignment Agreement as follows.

C.           ICE previously agreed to accept 1,000,000 shares of Company common stock in exchange for the contribution of the Contributed IP and Contributed Assets.

D.           The Company and ICE have agreed to reduce the number of shares to 400,000 and have agreed that ICE will return for cancellation 600,000 shares of Company common stock.

E.           ICE will retain 400,000 shares (the “Shares") of the Company's authorized and unissued Common Stock, which shall represent approximately six percent (6%) of the Company's outstanding Common Stock as of immediately after the contribution. When issued the common stock shall be duly authorized, validly issued, and fully paid, non-cancelable and non-assessable shares of the common stock of the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the terms, covenants, and conditions hereinafter set forth, the parties hereto agree as follows:

1.           The Parties mutually agree to amend the Assignment Agreement. The Parties mutually agree to amend the Assignment Agreement effective December 15, 2009 to reduce the number of shares of Company Common Stock deliverable to ICE from 1,000,000 to 400,000, and ICE shall return for cancellation 600,000 shares of Company Common Stock.

2.           Representations and Warranties of ICE. ICE hereby represents and warrants for itself that:

(a)           This Agreement has been duly authorized, executed and delivered by ICE and constitutes the legal, valid and binding obligations of ICE, enforceable in accordance with its terms.

(b)           ICE has obtained the Shares for its own account and not with a view to the resale or distribution thereof and acknowledges that the Shares have not been registered under the Securities Act of 1933 and may not be transferred except pursuant to such registration requirements or an applicable exemption. ICE acknowledges that it has the business and financial knowledge and experience to evaluate the merits and risks of an investment in the Shares, the ability to protect its interests in this transaction and received sufficient information in order to evaluate this investment in the Shares.

3.           Representations and Warranties of the Company. The Company hereby represents and warrants for itself that:

(a)           This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms.

(b)           The Company had full power to issue the Shares to ICE in exchange for the Contributed IP without obtaining the consent or approval of any other person, entity or governmental authority.

(c)           The Shares, upon issuance in exchange for the Contributed IP, were be validly issued and outstanding, fully-paid and non assessable shares of Common Stock of the Company.

4.           This Amended Agreement amends only those provisions of the Assignment Agreement among the Company, Lawrence Weisdorn, and ICE specifically set forth herein. All other terms remain in full force and effect.

5.           This Amended Agreement shall be governed by and construed in accordance with the laws of the State of California.

6.           If any provision of this Contract is held unenforceable, then such provision will be modified to reflect the parties' intention. All remaining provisions of this Contract shall remain in full force and effect.

All payment obligations of the Company shall automatically accelerate upon any event of default.

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IN WITNESS WHEREOF, each of the parties hereto has executed or has caused to be executed by its duly authorized representative this Assignment and Contribution Agreement as of the day and year set forth above.

FORCE FUELS, INC.,
a Nevada corporation

By:	/s/ OSCAR LUPPI		ICE CONVERSIONS, INC.,
	Oscar Luppi, President/CEO		a California corporation

By:	/s/ TOM HEMINGWAY	By:	/s/ LAWRENCE WEISDORN
	Tom Hemingway, Director		Lawrence Weisdorn, President

By:	/s/ LAWRENCE WEISDORN
Lawrence Weisdorn, an individual

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